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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 25, 2007 (July 23, 2007)
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                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            0-20050                                       36-3210283
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     (Commission File Number)                  (IRS Employer Identification No.)

606 South Main Street
Princeton, Illinois                                                61356
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (815) 875-4444
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

          On July 23, 2007, Princeton National Bancorp, Inc. issued a news release to report its financial results for the quarter and six month period ended June 30, 2007. The release is furnished as Exhibit 99.1 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          (d) Exhibits:

              Exhibit 99.1 July 23, 2007 Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PRINCETON NATIONAL BANCORP, INC.
                                                          (Registrant)

                                               By: /s/Tony J. Sorcic
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                                                   Tony J. Sorcic, President and
                                                   Chief Executive Officer

Dated:  July 25, 2007

                                  EXHIBIT INDEX

NUMBER     DESCRIPTION
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99.1       July 23, 2007 Press Release